UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2007

Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Bonuses

On July 31, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Advanced BioEnergy, LLC (the “Company”) approved bonus opportunities for Revis L. Stephenson III, the Company’s Chairman and Chief Executive Officer, and Donald Gales, the Company’s President and Chief Operating Officer, that are in excess of the bonus opportunities provided in their respective employment agreements.  Payment of the approved bonus amount is conditioned in each case on the executive remaining an employee of the Company in good standing through September 30, 2007.  The Committee approved a retention bonus of $150,000 for Mr. Stephenson, which is equivalent to 50% of his base salary, and a retention bonus of $125,000 for Mr. Gales, which is equivalent to 50% of his base salary.

Change in Control Agreements

On July 31, 2007, the Board, upon the recommendation of the Committee, granted to certain executives of the Company the right to receive units of the Company on the terms and conditions included in the form of Change in Control Agreement approved by the Committee.  The Board granted Mr. Stephenson the right to receive 32,500 units, Mr. Gales the right to receive 22,000 units and Richard Peterson, the Company’s Vice President of Accounting and Finance and Chief Financial Officer, the right to receive 14,000 units in connection with a change in control of the Company (as defined in the agreement).

The foregoing description is qualified by reference to the form of Change in Control Agreement, which is attached as an exhibit hereto.

Restricted Unit Agreements

On July 31, 2007, the Board, upon the recommendation of the Committee, granted Gales Holdings, Inc., an affiliate of Mr. Gales, a restricted unit award of 24,000 on the terms and conditions set forth in the form of Restricted Unit Agreement approved by the Committee.  The Board also granted Peterson Holdings, Inc., an affiliate of Mr. Peterson, a restricted unit award of 15,000 on the terms and conditions set forth in the form of Restricted Unit Agreement approved by the Committee.  The terms and conditions of each agreement, including applicable vesting criteria, are as set forth in the Restricted Unit Agreements, which are attached as exhibits hereto.

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits

10.1	Form of Change of Control Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and each of Revis L. Stephenson III, Donald Gales and Richard Peterson
10.2	Restricted Unit Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and Gales Holdings, Inc.
10.3	Restricted Unit Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and Peterson Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2007	ADVANCED BIOENERGY, LLC

	By	/s/ Richard Peterson
Richard Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Change of Control Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and each of Revis L. Stephenson III, Donald Gales and Richard Peterson

10.2	Restricted Unit Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and Gales Holdings, Inc.

10.3	Restricted Unit Agreement dated July 31, 2007 between Advanced BioEnergy, LLC and Peterson Holdings, Inc.